UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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Filed by AngioDynamics, Inc. Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Joseph DeVivo
President & CEO
February 2012  | NASDAQ: ANGO

Notice Regarding Forward-Looking Statements
This presentation includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform
Act of 1995. Investors can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as
“expect,” “reaffirm,” “anticipate,” “plan,” “believe,” “estimate,” “may,” “will,” “predict,” “project,” “might,” “intend,” “potential,” “could,” “would,” “should,”
“optimistic,” “seek,” “continue,” “pursue,” or “our future success depends,” or the negative or other variations thereof or comparable terminology, are intended to identify such forward-looking statements. In particular, they include statements relating to, among other things, future actions, strategies, future performance and future financial results of AngioDynamics. These forward-looking statements are based on current expectations and projections about future events. The forward-
looking statements in this presentation include those with respect to the expected timing of the completion of the transaction.
Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of AngioDynamics may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the factors described from time to time in AngioDynamics’ reports filed with the SEC, including AngioDynamics’ Form 10-K for the fiscal year ended May 31, 2011 and AngioDynamics’ Form 10-Q for the quarterly period ended November
30, 2011; the ability of AngioDynamics to develop its existing and new products; financial community and rating agency perceptions of AngioDynamics; third-party relations and approvals; technological advances and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approvals; the ability of AngioDynamics to develop its products; future actions by the FDA or other regulatory agencies; domestic and foreign health care reforms and governmental laws and regulations; results of pending or future clinical trials; overall economic conditions; the results of ongoing litigation; the effects of economic, credit and capital market conditions on the economy in general, and on medical device companies in particular; general market conditions; market acceptance; foreign currency exchange rate fluctuations; the effects on pricing from group purchasing organizations and competition and the ability of
AngioDynamics to integrate purchased businesses, including Navilyst. Risk and uncertainties related to the proposed transaction include, but are not limited to delays in or failure to obtain any required governmental and regulatory approvals with respect to the transaction; failure to obtain stockholder approval of the issuance of the AngioDynamics common stock in connection with the transaction; failure to consummate or delay in consummating the transaction for other reasons; the possibility that the expected benefits of the transaction, including projected synergies and tax benefits, may not materialize as expected; disruption from the proposed transaction making it more difficult to maintain business and operational relationships; and the failure to successfully integrate the products,
R&D capabilities, infrastructure and employees of AngioDynamics and Navilyst.
Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made.
AngioDynamics disclaims any obligation to update the forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this presentation.
Certain Financial Projections
This presentation includes certain financial forecasts regarding AngioDynamics and Navilyst as well as certain pro forma financial forecasts for the combined companies. These forecasts were prepare solely for purposes of evaluating the transaction based on information available as of the date of preparation. There can be no assurance that these financial forecasts will be realized or that actual results will not be significantly higher or lower than forecasted. The financial forecasts cover multiple years and such information by its nature becomes less predictive with each successive year. These financial forecasts were based on numerous variables and assumptions. Such assumptions are inherently uncertain and may be beyond the control of AngioDynamics. Important factors that may affect actual results and cause these financial forecasts to not be achieved include, but are not limited to, the factors described or referenced under the heading “Notice
Regarding Forward-Looking Statements.” Neither AngioDynamics nor any other party makes any representation to any stockholder regarding the information included in the financial forecasts set forth herein. Readers of this presentation are cautioned not to rely on the forecasted financial information.
Forward-Looking Statements

Founded 1988 | NASDAQ ANGO | IPO - May 2004

Financials

AngioDynamics

AngioDynamics®

AngioDynamics at a Glance
 Worldwide Presence | Albany NY - HQ
  700 Employees | 5 Operating Locations
Gross Margin 58.3%

Gross Margin 57.2%*
Net Income $8.1M

Net Income $ 2.3M**
  Mission
 To improve patient
 health by being the
 global leader in
 delivering innovative
 minimally invasive
 therapies for
 Peripheral Vascular
 Disease & Oncology,
 while increasing
 shareholder value.
FY11

Q2 FY12
Sales $216M
Sales $58M
*59.8% excluding product recall costs
**$3.2M excluding restructuring and other costs
  Where We Are
•100+ person direct sales team in U.S.
•50+ markets through 110+ distributors
•20+ person direct sales in The Netherlands,
UK, Germany and France

$23M
(39%)
$15M
(28%)
$20M
(33%)
(2%)

AngioDynamics®

Large, Attractive Market Opportunities
Peripheral
Vascular
$1.6B
Vascular
Access
$0.8B
Oncology/
Surgery
$0.6B
+25%
ANGO Q2 FY12
Growth Revenue
+5%
Total Available Market
+9%      $58M
(% of total)
5%
$87M
Market
ANGO FY11
8%
$63M
11%
$66M*
$3B TAM
•End 2010 estimate
* Includes $28M in
LC Bead sales.
7% ($216M)

VenaCure EVLT® | Laser Vein Ablation

New laser emitting surface size 905 um
Fiber
Fiber is recessed from tip
Gold NeverTouch jacket

VenaCure 1470
VenaCure
1470
laser
12W

AngioDynamics®

Peripheral Vascular
Varicose Vein Ablation
•U.S. $220M Market | 10% CAGR | 5% U.S. penetration
•Growth Drivers: reimbursement, training,
practice development
Thrombus Management
•$500M WW Market | 7% CAGR in targeted segments
Angiographic Catheters
•$60M U.S. Market | 2.7% CAGR in targeted segments
• 80 million+ Americans suffer from
 some form of venous disorder
• Currently only 6% of all potential
 patients have their veins treated
• Approaching 1M patients treated
• 2,000-units installed, including 80 new
 VenaCure® 1470 lasers since introduced
 in Q4 FY11
The VenaCure 1470 laser operates at a peak on the water absorption curve to precisely deliver targeted energy through the NeverTouch®
fiber. The fiber’s gold tip eliminates contact with the vein wall and minimizes perforations that typically result in pain and bruising.

Smart Port® | Power-Injectable Ports

- Average growth of 5% in last five quarters

Port Sales Growth
(Last five quarters)
5,200
5,100
5,000
4,900
4,800
1
2
3
4
5
Sales
Linear (Sales)

The round chamber design coupled with an off-set outlet creates a hyper-cleansing chamber, resulting in decreased sludge build up and a reduced rate of port occlusions.[1] Use of Vortex port technology results in an average savings of $1,224 per patient over conventional ports[2] by reducing occlusions, and thus overall interventions, including explants and TPA use.

1 Stevens B, Barton SE, Brechbill M, et. al. A Randomized, Prospective Trial of Conventional Vascular Ports vs. The Vortex "Clear Flow" Reservoir Port in Adult Oncology Patients. JVAD 2000;(Summer).

2 Third party verification by Pinnacle Healthcare Management.

AngioDynamics®

Vascular Access
Implantable Ports
•$180M U.S. Market | 5% CAGR
•Growth Drivers: Better Device Performance, Better Device
Efficiency, Increased Utilization
PICCs
•Largest U.S. vascular access market $400M | 7% CAGR
•Growth Drivers: Mid-level provider focus,
Anti-thrombotic solutions, training and education
Dialysis
•$160M U.S. Market | 2% CAGR
•Growth Drivers: Addressing CRBSI (coatings), new
technologies and treatment options
 • 100,000th Smart Port sold in 2011
 • 350,000 AngioDynamics ports sold since FY07
5%

Oncology/Surgery
StarBurst® Radio Frequency Ablation
•WW Market $250M | 10% CAGR
•Growth Driver: temperature monitoring to ensure
complete ablation
NanoKnife® System
•FDA 510(k) for surgical ablation of soft tissue + CE mark*
•Introduced commercially Q3-2009
•1,000+ patients treated WW in 57 Centers as of
Dec. 30, 2011
Surgical Resection - Habib®
•WW Market $162M | 9% CAGR
* The NanoKnife System has received FDA clearance for the surgical ablation of soft tissue. It has not received clearance for the therapy or treatment of any specific disease or condition.

NanoKnife® System Pancreatic Study
 Market
 •165,000 new patients/year in
 developed countries WW1
 •Greatest unmet clinical need - 4% of
 diagnosed patients have a 5-year
 survival rate
 •Only 3-7% of patients respond to
  first-line chemotherapy
 • Only 15% to 20% of
 diagnosed patients are
 surgical candidates
Objective
To evaluate the safety and feasibility of the NanoKnife
LEDC System when used to treat unresectable pancreatic
adenocarcinoma.
Primary Endpoints
No adverse events (AEs) & serious adverse events,
unanticipated AEs and device complaints, positive safety
lab tests, vital signs, and physical findings.
Study Design
This is a single-center, single-arm treatment, pilot clinical trial with NanoKnife for subjects who have locally
advanced, unresectable pancreatic cancer and are
unresponsive to chemotherapy.
Fast Facts
•Study Center: University of Verona (Prof. C. Bassi, PI)
•Study Size: 10 Subjects (Enrollment Complete)
EU NanoKnife® Panc Study (ONC-208)
1American Cancer Society, Cancer Facts & Figures, 2011, and Global
Cancer Fact and Figures, 2008

International Growth
(Percent of Sales)
16
14
12
10
8
FY 08
FY 09
FY 10
FY 11
FY 12 TD

AngioDynamics®

Strong US Base, International Opportunity
US: 85% of WW Sales
International: 15%
Strategy
•Focus on high-growth markets
•International expansion
•Invest in R&D, transformational tech
•Accretive Acquisitions

Scale

Significantly Enhanced Presence in Vascular Access

#1 in Fluid Management

Entrée for peripheral vascular portfolio in Catheterization Lab

Technology

NAMIC®

PASV®

BioFlo®

Xcela® and Vaxcel®

Operational Excellence

Lean Manufacturing; Six Sigma Ops

Quality Management System

Injection Molding; Customization

Fully-Integrated ERP

High-Caliber R&D Organization

EPS Accretion

Increased Profitability

Stronger Sales & Earnings Growth

Significant Free Cash Flow Generation

AngioDynamics®

AngioDynamics & Navilyst Medical
Creating a World-Class Platform for Growth
Improved Financial
Performance

The Acquisition of Navilyst Medical
A Compelling Deal Expected to Drive Significant Shareholder Value
• The Navilyst purchase price of $372mm is meaningfully reduced by the value of the identified cost savings and the acquired tax assets
 - The Economic Value(1) paid for Navilyst is estimated to be $202 - $217mm
• The combination will drive significantly improved financial performance based on the following estimates:
 - At least $0.08 EPS accretion in FY13; Increasingly more accretive through FY16
 - FY13 net cost savings of $5-7mm; Fully-implemented annual net cost savings of $10-15mm by FY15
 - FY13 Pro Forma Adjusted EBITDA(2) of $60mm; Run-rate Adjusted-EBITDA(3) of $70mm
 - Mid-teen growth in Pro Forma Adjusted EBITDA(2) from FY13 to FY16; 200-300 bps accretion in EBITDA margin by FY16
 • The transaction will optimize AngioDynamics’ capital structure and preserve liquidity, with at least $50mm of free cash flow expected in FY13, including $11.5mm of free cash flow estimated to be generated annually through FY24 from acquired tax assets
• There is potential for revenue synergies and additional longer-term cost savings, which have not been included in current forward-looking estimates
• Updated guidance will be provided at the transaction closing, which is expected in Q4 FY12
(1) Economic value is equal to the purchase price, less the estimated value of identified cost savings and the acquired tax assets.
(2) Adjusted EBITDA excludes transaction-related and non-recurring costs.
(3) Run-rate Adjusted EBITDA includes fully-implemented cost savings and excludes the Medical Device Tax and transaction-related and non-recurring costs.

+9% (incl. 3rd Party)
5-Yr CAGR
FY12E

![ANGIODYNAMICS®]

Navilyst Projected Adjusted EBITDA(1) ($mm)
EBITDA
Margin
• Continued sales growth in the Vascular
 Access and International divisions, and
 the return to growth of the Fluid
 Management business, will drive
 increases in EBITDA
• Gross margins expected to increase 400
 bps by FY16 due to favorable sales mix
 and manufacturing efficiencies
• Operating leverage in SG&A expected to
 improve margins
Key Performance Drivers
Navilyst Standalone EBITDA Forecast
17.8%
19.2%
(1) Adjusted EBITDA excludes transaction-related and non-recurring costs.
(2) Includes expected cost savings.
$26
FY16E
Navilyst
Adjusted
EBITDA
The Acquisition of Navilyst is Expected to Increase AngioDynamics’ Pro
Forma Adjusted EBITDA(1) CAGR to the Mid-teens(2) During FY13 to FY16

Operational Excellence
Strategic Sourcing
Network Optimization
Research & Development
Information Technology
Infrastructure Alignment
Reductions in waste and product recalls; Working capital optimization;
Improved capacity utilization and leaner operations
Work Ongoing to Assess the Magnitude of
These Additional Opportunities
Supplier bundling, purchase volume discounts, inventory management
More efficient and productive warehousing, distribution and logistics
Implementation of project management office; Faster development cycles
Integration of ERP and IT platforms
Consolidation of organizational footprint; Build centers of excellence
Overview of Net Cost Savings (cont’d)
Potential for Additional Cost Savings

THREE SALES CHANNELS

CALL POINTS	Peripheral Vascular Channel	Vascular Access Channel	Oncology Channel
IV Radiologist	✓	✓	✓
IV Nurse		✓	
IV Cardiologist	✓		
Vascular Surgeon	✓		
General Surgeon		✓	✓
Surgical Oncologist			✓
# OF REPS	**65-70 reps**	**45-50 reps**	**20-25 reps**
ANNUAL U.S. SALES	**$135 million**	**$110 million**	**$30 million**
PRODUCTS IN "BAG" (1)	EVLT / Sotradecol Fluid Management Micro Access Thrombus Core PV Products	PICCs / BioFlo® Ports / BioFlo® Dialysis / BioFlo® Micropuncture	NanoKnife RFA Habib Drainage Microcatheters

AngioDynamics®

Revenue Synergies
Optimizing Our U.S. Go-to-Market Strategies
Commercial Focus and Scale Offer Compelling Opportunities for Growth
(1) BioFlo® is currently pending FDA approval.

Significant Integration Planning Underway
Increasing Shareholder Value After the Acquisition
• Integration planning is our top priority and is well underway
 - Retained outside experts to assist in the process
 - Established an Integration Management Office
 - Creating an Operational Excellence group to ensure long-term commitment to best practices
 - Focused on achieving operational efficiencies across combined company
• Go-to-market strategies will be optimized with newly focused sales channels
• IT systems will be integrated in a single, worldwide platform
• R&D spend will be focused on high-return product and technology innovations

$70
$60
$12.5
$6
$3
$25
$25
$29
$29
FY13E Adjusted EBITDA
FY13E Run-Rate Adjusted EBITDA

AngioDynamics®

AngioDynamics
Navilyst
Pro Forma FY13 Guidance
Reviewing the Components of Pro Forma Adjusted EBITDA (2)
• $6mm of net cost savings in FY13 (1)
• $12.5mm of fully-implemented cost savings by FY15 (1)
• Excludes potential cost savings associated with
 operational excellence and footprint consolidation
• Excludes potential revenue synergies
• Assumes flat business during Year 1 post close
• Assumes decline in 3rd party supply agreement sales
• Includes Medical Device Tax
• Includes Medical Device Tax
Cost Savings
Run-rate business (including fully-implemented cost
savings) would have ~$70mm of Adjusted
EBITDA(2), prior to the Medical Device Tax in FY13
(1) Represents midpoint of $5-7mm of expected net cost savings in FY13 and $10-15mm of expected net cost savings by FY15.
(2) Excludes transaction-related and non-recurring expenses.
(3) Run-rate Adjusted EBITDA includes fully-implemented cost savings and excludes the Medical Device Tax.
Medical Device Tax
• Pro Forma FY13 Medical Device Tax of $3mm
FY13E Adjusted EBITDA (2)
Estimated Cost Savings
Medical Device Tax
Navilyst FY13E Adjusted EBITDA
ANGO FY13E Adjusted EBITDA
(3)

2.5x
0.8x
At Closing
5/31/16

Total Debt (millions)

$150
$75
At Closing
5/31/16

Total Cash (millions)

$209
$52
At Closing
5/31/16

AngioDynamics®

Optimized Capital Structure and Cash Flow
Impact on the Balance Sheet
Total Debt / EBITDA
• Generates at least $50mm in free cash flow in
 FY13 vs. $27mm standalone
• Pro forma free cash flow of at least $1.40 per
 share vs. $1.05 standalone
• De-levering, synergies and growth drive
 increased cash flow thereafter
Overview of Financing
• ~$150mm of committed financing with coupon of
 LIBOR +250 bps
• ~$100mm of balance sheet cash used as
 consideration
• Optimizes capital structure on pro forma basis;
 lowering cost of capital
Cash Flow Impact

Tax Benefits
Net Sales
Significant Earnings Accretion
EBITDA
Capital Structure
Substantial Cost Savings
~$360mm Net Sales in FY13
Annual net sales growth in the mid-to-high single digits from FY13 to FY16
At least $0.08/share accretive to FY13 Non-GAAP EPS*
Increasingly more accretive through FY16
~$60mm Pro Forma Adjusted EBITDA* in FY13
~$70mm Run-rate Adjusted EBITDA**
Expands EBITDA margins by 200-300 bps by FY16
Mid-teen CAGR in Pro Forma Adjusted EBITDA* from FY13 to FY16
$5-7mm of net cost savings in FY13
$10-15mm of fully-implemented net cost savings by FY15
NPV of tax asset ~$80mm expected to reduce transaction value to $292mm
Estimated cumulative cash tax savings of $130mm, or $3.65/share
Net Debt to FY12 Pro Forma Adjusted EBITDA* of ~1.6x
 * Excludes transaction-related costs and nonrecurring costs.
 ** Includes fully-implemented estimated net cost savings and excludes transaction-related and nonrecurring costs and the Medical Device Tax.
Improved Cash Flow
Expected to generate at least $50mm in free cash flow in FY13
Pro Forma Free Cash Flow of at least $1.40/share vs. standalone of $1.05
Summary Estimated Financial Impact
Driving Shareholder Value in the Near- and Long-term

AngioDynamics intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement regarding the issuance of the AngioDynamics common stock in connection with the proposed transaction. The proxy statement will be mailed to AngioDynamics’ stockholders.
INVESTORS AND STOCKHOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT AND OTHER
RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT
INFORMATION ABOUT ANGIODYNAMICS AND THE PROPOSED TRANSACTION. Investors and
stockholders will also be able to obtain a free copy of these documents (when they are available), as well as other filings made by AngioDynamics, without charge, at the SEC’s web site at
http://www.sec.gov. In addition, the documents filed by AngioDynamics with the SEC may be obtained free of charge by contacting AngioDynamics’ investor relations firm: EVC Group, 60 East
42nd Street, Suite 936, New York, NY 10165.
AngioDynamics and its executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from AngioDynamics’ stockholders with respect to the issuance of the AngioDynamics common stock in connection with the proposed transaction.
Information regarding the officers and directors of AngioDynamics and their ownership of
AngioDynamics common stock is set forth in AngioDynamics’ proxy statement for its most recent annual meeting, which was filed with the SEC on September 6, 2011. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC regarding the issuance of the AngioDynamics common stock in connection with the proposed transaction.
Additional Information